UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-21509
                                   ---------------------------------------------

                           Weldon Capital Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4747 W. 135th Street       Suite 100        Leawood, Kansas       66224
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

Freddie Jacobs, Jr.
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 913-239-2300

Date of fiscal year end:   03/31
                        --------------------

Date of reporting period:  09/30/04
                         -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

================================================================================
                             WELDON EQUITY & INCOME
                                      FUND
================================================================================












                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2004

                                   (UNAUDITED)







                                  FUND ADVISOR:

                         WELDON CAPITAL MANAGEMENT, LTD.
                         4747 W. 135TH STREET, SUITE 100
                                LEAWOOD, KS 66224

                            TOLL FREE: (800) 506-9245

                       MANAGEMENT'S DISCUSSION & Analysis

We are pleased to present financial statements for the Weldon Equity & Income Fund from May 3, 2004 (commencement of Fund operations) through September 30,
2004 to our fellow shareholders. This letter also discusses the Fund's investment strategy, performance and our outlook for the Fund.

The Fund's investment objective is total return (both long-term capital growth and income). We analyze total return characteristics of all securities that we consider for inclusion in the Fund's portfolio and assess the prevailing investment environment in allocating capital between equity and fixed income securities. The Fund generally aims to invest 50-70% of its assets in equity securities and 30-50% in fixed income securities. At September 30, 2004, the Fund's portfolio was invested approximately 56% in equity securities and 44% in fixed income securities. Our rationale for tilting the allocation toward its more conservative threshold is as follows:

1. MULTIPLE EXOGENOUS INFLUENCES ON FINANCIAL MARKETS. The strong 2003 stock market served as a tourniquet for the lacerations of the prior three years, but the scarring is not complete. Rapidly rising oil prices, continued Middle Eastern unrest and domestic political uncertainty - these are independent factors and, yet, they are simultaneously intertwined and weigh on the financial markets. The determination to defy the impetus for decline is itself leading to defensive portfolio positioning that refuses to give the stock market the benefit of the doubt and enhances downside pressure.

2. LACK OF SIGNIFICANT INFLATIONARY PRESSURE KEEPS BOND YIELDS STABLE AND PROFIT GROWTH BRIDLED. We believe that the globalization of business renders excess profit maximization unsustainable, as competitive forces converge quickly to eat into any existing arbitrage opportunities. We also believe that this disallowance of pricing pressure keeps earning growth in check for the stock markets and serves as a buoy to bond yields as the purchasing power of consumers resists erosion.

3. EARNINGS DECELERATION AND HIGHER COSTS OF FINANCING. Two years removed from the swoon of the market and its recessionary wrapper, comparable year profit comparisons for public companies are more difficult to outdistance than those of last year. This begs the question- are valuations reflective of profit growth that will likely decelerate or, does there need to be a recalibration of multiples and prices to more adequately reflect this slower growth? Answer this question in the context of moderately rising interest rate environment and the stock market as a forward-looking, discounting mechanism rightfully adjusts twice - e.g., lower in the anticipated growth number (numerator) for the deceleration of earnings and higher in discount rate (denominator) for the increase in the cost of financing these slower earnings.

Based on the factors above, our cautious near-term outlook for the stock market and the economy leads us to our current conservative allocation. The Fund's total return for the period May 3, 2004 (commencement of Fund operations) through September 30, 2004 was 2.20%, compared to 0.43% for the S&P 500 Index and 2.55% for the Lehman Brothers Intermediate Government/Corporate Bond Index for the same time period.

The heart and soul of our undertaking is the disciplined identification of securities that we believe will provide higher returns relative to their benchmarks. The Fund received notable positive contributions from Black & Decker, Oneok, Anadarko Petroleum and Limited Brands in the third calendar quarter. The most significant of these gains came from Black and Decker, the Fund's largest equity position. The Fund's returns were hampered by negative announcements by two portfolio companies, Cardinal Health and Merck. In July 2004, Cardinal Health announced that the SEC and the NY Attorney General had launched a joint investigation into the company's revenue recognition practices. The company also announced that it was reducing its earnings forecast for the current quarter due to some structural changes in its business model. The price of the stock dropped considerably on that day and has continued to fall. The Fund subsequently sold its entire holding in Cardinal Health.

On September 30, 2004, Merck announced that it was discontinuing sales of Vioxx, an arthritis drug that provided revenue in excess of $2.5 billion in 2003, in response to a study demonstrating an unacceptably high occurrence in Vioxx patients of cardiac complications and stroke versus a control group. The withdrawal of this drug caused Merck's profit expectation to be adjusted lower and raised expectations of increased future legal expenses. Merck's stock plunged on the last day of the quarter, beyond what we believe is reflective of the economic implications of this difficult announcement, but nonetheless, this put a drag on the Fund's performance on the last day of the quarter.

The Fund recently has invested in iShares, which are exchange-traded funds that are designed to give investors broad access to certain market sectors in a single security. The Fund's iShares currently include:

iShares MSCI EAFE Index (international);
iShares Dow Jones US Real Estate Index (real estate investment trusts); iShares Russell 2000 Index (small cap stocks);
iShares Dow Jones Select Dividend Index (dividend paying stocks)

The fixed income portion of the Fund's portfolio is comprised largely of corporate, Treasury and U.S. Government agency bonds and notes. The duration of the Fund's fixed income portfolio is very short, based on our belief that there could be a progressive moderate rise in interest rates as the Federal Reserve Bank continues on its tightening path. As of September 30th, the duration of the Fund's portfolio was slightly less that two years and the average credit rating of its bonds was AA.

We are hopeful that the next few quarters will be more broadly positive than those recently concluded, although our conservative outlook on the market binds our enthusiasm. We are inclined to remain relatively conservative and to continue our diligent and disciplined process of identifying portfolio securities with strong total return characteristics.

Thank you for your confidence and for trusting us as we endeavor to responsibly grow your investment in the Weldon Equity & Income Fund.


Yours in Investing,


/s/ Douglas G. Ciocca

Douglas G. Ciocca
President
Weldon Capital Funds, Inc.

                               INVESTMENT RESULTS


                          AVERAGE ANNUAL TOTAL RETURNS
                     (FOR THE PERIOD ENDED SEPTEMBER, 2004)


                                                                               SINCE COMMENCEMENT
                                                                               OF FUND OPERATIONS
                                            ONE MONTH      THREE MONTH           (MAY 3, 2004)
                                           ------------   --------------    -------------------------
Weldon Equity & Income Fund*                  0.59%           0.39%                  2.20%
S & P 500 Index**                             1.08%          -1.88%                  0.43%
Lehman Brothers Intermediate
  Government/Corportate Index**               0.17%           2.71%                  2.55%




The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-506-9245.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Indexes are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Lehman Brothers Intermediate Government/Corporate Bond Index are widely recognized unmanaged indexes representative of broader markets and ranges of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Indexes; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

            COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE
                WELDON EQUITY & INCOME FUND, THE S&P 500 INDEX,
      AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX

                                [GRAPH OMITTED]

              Weldon Equity &     S&P 500     Lehman Brothers Intermediate
               Income Fund         Index        Government/Corporate Bond Index
                ($10,220)        ($10,043)            ($10,255)
              --------------     ---------    ---------------------------------
 5/3/2004       10,000.00        10,000.00            10,000.00
5/31/2004       10,080.00        10,039.49             9,954.60
6/30/2004       10,180.00        10,234.58             9,984.45
7/31/2004       10,030.00         9,895.40            10,068.68
8/31/2004       10,160.00         9,935.15            10,236.76
9/30/2004       10,220.00        10,042.67            10,254.57


     The chart above assumes an initial investment of $10,000 made on May 3, 2004 (commencement of Fund operations) and held through September 30, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS - (UNAUDITED)
-------------

         WELDON EQUITY & INCOME FUND HOLDINGS AS OF SEPTEMBER 30, 20041

                                [GRAPH OMITTED]

LARGE AND                                                       OTHER ASSETS
MID-CAP       OTHER                 MONEY MARKET    OTHER        IN EXCESS OF
COMPANIES2    COMPANIES   BONDS     SECURITIES     SECURITIES   LIABILITIES
--------------------------------------------------------------------------------
49.66%        3.06%       38.87%     4.61%          2.95%          0.85%

1As a percentage of net assets.
2U.S. companies with market capitalizations of $2 billion or more.


Weldon Equity & Income Fund (the "Fund") normally invests approximately 50% to 70% of its assets in common stocks, primarily those of medium and large capitalization U.S. companies (e.g. market capitalizations of $2 billion or more). The Fund normally invests approximately 30% to 50% of its assets in convertible securities and bonds.

AVAILABILITY OF PORTFOLIO SCHEDULE
----------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available at the SEC's website at www.sec.gov. The Fund's Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND'S EXPENSES - (UNAUDITED)
----------------------------------------

As a shareholder of the Fund, you incur two types of costs: (i) redemption fees on short-term redemptions, and (ii) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses
---------------

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
--------------------------------------------

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.


  --------------------------------- --------------------- -------------------------- --------------------------
    WELDON EQUITY & INCOME             BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES PAID DURING
              FUND                          VALUE                    VALUE                  PERIOD* ENDED
                                         MAY 3, 2004          SEPTEMBER 30, 2004         SEPTEMBER 30, 2004
  --------------------------------- --------------------- -------------------------- --------------------------
   Actual                                 $1,000.00                $1,022.00                    $7.32
  (2.20% return)
  --------------------------------- --------------------- -------------------------- --------------------------
   Hypothetical                           $1,000.00                $1,013.45                    $7.29
  (5% return before expenses)
  --------------------------------- --------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period since commencement of Fund operations on May 3, 2004).

WELDON EQUITY & INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)

COMMON STOCKS - 52.72%                                                             SHARES             VALUE
                                                                                 ------------     ---------------

APPLICATIONS SOFTWARE - 1.52%
Microsoft Corp.                                                                       12,000       $     331,800
                                                                                                  ---------------

BREWERY - 1.21%
Anheuser-Busch Companies, Inc.                                                         5,300             264,735
                                                                                                  ---------------

BUILDING - MAINTENANCE & SERVICE - 0.43%
Rollins Inc.                                                                           3,900              94,731
                                                                                                  ---------------

CHEMICALS - SPECIALTY - 0.99%
Sensient Technologies Corp.                                                           10,000             216,400
                                                                                                  ---------------

COMMERCIAL SERVICES - FINANCE - 3.45%
H & R Block Inc.                                                                       5,500             271,810
Moody's Corp.                                                                          4,000             293,000
Paychex Inc.                                                                           6,250             188,438
                                                                                                  ---------------
                                                                                                         753,248
                                                                                                  ---------------

COMPUTERS - 1.18%
International Business Machines Corp.                                                  3,000             257,220
                                                                                                  ---------------

COMPUTER SERVICES - 1.15%
Electronic Data Systems Corp.                                                         13,000             252,070
                                                                                                  ---------------

COMPUTERS - INTEGRATED SYSTEMS - 1.39%
Diebold Inc.                                                                           6,500             303,550
                                                                                                  ---------------

CONSUMER PRODUCTS - MISCELLANEOUS - 1.26%
Fortune Brands Inc.                                                                    3,700             274,133
                                                                                                  ---------------

COSMETICS & TOILETRIES - 2.37%
Avon Products Inc.                                                                     4,150             181,272
Procter & Gamble Co.                                                                   6,200             335,544
                                                                                                  ---------------
                                                                                                         516,816
                                                                                                  ---------------

DATA PROCESSING/MANAGEMENT - 1.45%
First Data Corp.                                                                       7,300             317,550
                                                                                                  ---------------

DISPOSABLE MEDICAL PRODUCTS - 1.40%
C. R. Bard Inc.                                                                        5,400             305,802
                                                                                                  ---------------

ELECTRONIC FORMS - 1.00%
Adobe Systems Inc.                                                                     4,400             217,668
                                                                                                  ---------------

FINANCE - INVESTMENT BANKERS/BROKERS - 1.31%
Citigroup Inc.                                                                         6,500             286,780
                                                                                                  ---------------

FOOD - MISCELLANEOUS/DIVERSIFIED - 1.16%
Kraft Foods Inc. - Class A                                                             8,000             253,760
                                                                                                  ---------------

FORESTRY - 1.12%
Plum Creek Timber Co.                                                                  7,000             245,210
                                                                                                  ---------------

GAS - DISTRIBUTION - 2.99%
Keyspan Corp.                                                                          8,000             313,600
ONEOK, Inc.                                                                           13,000             338,260
                                                                                                  ---------------
                                                                                                         651,860
                                                                                                  ---------------

See accompanying notes which are an integral part of the financial statements.
                                       7

WELDON EQUITY & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2004 (UNAUDITED)

COMMON STOCKS - 52.72% - CONTINUED                                                 SHARES             VALUE
                                                                                 ------------     ---------------

HOSPITAL BEDS/EQUIPMENT - 0.93%
Hillenbrand Industries Inc.                                                            4,000       $     202,120
                                                                                                  ---------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES - 0.87%
Janus Capital Group Inc.                                                              14,000             190,540
                                                                                                  ---------------

MACHINERY - Pumps - 1.57%
Graco Inc.                                                                            10,200             341,700
                                                                                                  ---------------

MEDICAL - DRUGS - 2.28%
Abbott Laboratories                                                                    7,450             315,582
Merck & Co. Inc.                                                                       5,500             181,500
                                                                                                  ---------------
                                                                                                         497,082
                                                                                                  ---------------

MEDICAL - GENERIC DRUGS - 1.15%
Mylan Laboratories                                                                    13,900             250,200
                                                                                                  ---------------

MEDICAL INSTRUMENTS - 1.47%
Beckman Coulter Inc.                                                                   5,700             319,884
                                                                                                  ---------------

MEDICAL PRODUCTS - 2.52%
Baxter International Inc.                                                              9,200             295,872
Johnson & Johnson                                                                      4,500             253,485
                                                                                                  ---------------
                                                                                                         549,357
                                                                                                  ---------------

MULTILEVEL DIRECT SELLING - 1.13%
Nu Skin Enterprises Inc. - Class A                                                    10,500             246,855
                                                                                                  ---------------

MULTI-LINE INSURANCE - 1.54%
Allstate Corp.                                                                         7,000             335,930
                                                                                                  ---------------

OIL COMPANIES - EXPLORATION & PRODUCTION - 1.29%
Anadarko Petroleum Corp.                                                               4,250             282,030
                                                                                                  ---------------

OIL COMPANIES - INTEGRATED - 1.37%
Exxon Mobil Corp.                                                                      6,200             299,646
                                                                                                  ---------------

REINSURANCE - 1.32%
Berkshire Hathaway Inc. - Class B (a)                                                    100             287,100
                                                                                                  ---------------

RETAIL - APPAREL/SHOE - 1.28%
Limited Brands                                                                        12,500             278,625
                                                                                                  ---------------

RETAIL - DRUG STORE - 1.06%
CVS Corp.                                                                              5,500             231,715
                                                                                                  ---------------

S&L/THRIFTS - WESTERN U.S. - 1.25%
Washington Mutual Inc.                                                                 7,000             273,560
                                                                                                  ---------------

SUPER-REGIONAL BANKS - U.S.  - 1.29%
US Bancorp                                                                             9,750             281,775
                                                                                                  ---------------

TELEPHONE - INTEGRATED  - 1.45%
Alltel Corp.                                                                           5,750             315,732
                                                                                                  ---------------

See accompanying notes which are an integral part of the financial statements.
                                       8

WELDON EQUITY & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2004 (UNAUDITED)

COMMON STOCKS - 52.72% - CONTINUED                                                 SHARES             VALUE
                                                                                 ------------     ---------------

TOBACCO  - 1.96%
Altria Group Inc.                                                                      6,750       $     317,520
Loews Corp. - Carolina Group                                                           4,500             109,665
                                                                                                  ---------------
                                                                                                         427,185
                                                                                                  ---------------

TOOLS - HAND HELD - 1.61%
Black & Decker Corp.                                                                   4,550             352,352
                                                                                                  ---------------

TOTAL COMMON STOCKS (COST $11,141,652)                                                                11,506,721
                                                                                                  ---------------

FIXED INCOME SECURITIES - 38.87%
                                                                                  PRINCIPAL
CORPORATE BONDS - 20.59%                                                           AMOUNT
                                                                                 ------------

AK Steel Corp., 7.875%, 02/15/2009                                                 $ 100,000              99,750
American Express Co., 3.750%, 11/20/2007                                             100,000             101,101
Bank One Corp., 7.600%, 05/01/2007                                                   150,000             166,068
Bank of America Corp., 5.950%, 02/15/2006                                            100,000             103,380
Berkshire Hathaway Financial Corp., 3.375%, 10/15/2008                               100,000              99,306
Berkshire Hathaway Financial Corp., 4.200%, 12/15/2010                               150,000             150,771
Chubb Corp., 6.150%, 08/15/2005                                                      150,000             154,235
Diageo Capital PLC, 3.500%, 11/19/2007                                               200,000             200,600
Dow Chemical, 5.750%, 12/15/2008                                                     100,000             106,829
Duke Capital LLC, 6.250%, 07/15/2005                                                 100,000             102,662
Ford Motor Credit Co., 5.100%, 02/22/2005                                            100,000             100,586
Ford Motor Credit Co., 7.375%, 10/28/2009                                            100,000             109,650
Ford Motor Credit Co., 7.750%, 02/15/2007                                            100,000             108,865
General Electric Capital Corp., 2.625%, 08/15/2006                                   150,000             149,117
General Electric Capital Corp., 5.875%, 02/15/2012                                   100,000             108,716
General Electric Capital Corp., 6.500%, 11/01/2006                                   100,000             107,050
GMAC, 3.600%, 06/15/2006                                                             100,000             100,143
GMAC, 4.500%, 07/15/2006                                                             200,000             203,219
GMAC, 5.250%, 05/16/2005                                                             150,000             152,696
Gillette Company, 4.125%, 08/30/2007                                                 100,000             102,640
Goldman Sachs Group Inc., 5.500%, 11/15/2014                                         100,000             103,333
Goldman Sachs Group Inc., 6.650%, 05/15/2009                                         150,000             167,208
Goodyear Tire & Rubber, 8.500%, 03/15/2007                                           100,000             103,500
GTE Hawaiian Telephone, 7.375%, 09/01/2006                                           200,000             213,970
International Lease Finance Corp., 4.000%, 01/17/2006                                150,000             152,438
J. C. Penney Co. Inc., 6.500%, 12/15/2007                                            100,000             107,000
Lyondell Chemical Co., 9.625%, 05/01/2007                                            100,000             109,375
McCormick & Company Inc., 6.400%, 02/01/2006                                         100,000             105,003
McDonald's Corp., 4.150%, 02/15/2005                                                 125,000             125,680
Morgan Stanley, 6.750%, 04/15/2011                                                   100,000             112,205
Rollins Truck Leasing, 6.750%, 04/05/2006                                            150,000             158,623
Suntrust Banks Inc., 5.050%, 07/01/2007                                              100,000             104,556
Wal-Mart Stores, 4.375%, 07/12/2007                                                  100,000             103,176
Walt Disney Company, 5.500%, 12/29/2006                                              100,000             104,566
Wells Fargo Company, 3.120%, 08/15/2008                                              200,000             195,524
                                                                                                  ---------------

TOTAL CORPORATE BONDS (COST $4,456,049)                                                                4,493,541
                                                                                                  ---------------

See accompanying notes which are an integral part of the financial statements.
                                       9

WELDON EQUITY & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2004 (UNAUDITED)

FIXED INCOME SECURITIES - 38.87% - CONTINUED
                                                                                  PRINCIPAL
                                                                                    VALUE             VALUE
                                                                                 ------------     ---------------

U. S. GOVERNMENT AGENCY & TREASURY OBLIGATIONS - 18.28%

FEDERAL FARM CREDIT BANK - 2.05%
1.650%, 10/19/2005                                                                   100,000       $      99,256
1.800%, 10/24/2005                                                                   200,000             198,783
3.375%, 09/24/2007                                                                   150,000             150,027
                                                                                                  ---------------
                                                                                                         448,066
                                                                                                  ---------------

FEDERAL HOME LOAN BANK - 4.39%
1.820%, 12/30/2005                                                                   100,000              99,201
1.875%, 02/15/2005                                                                   100,000              99,998
3.000%, 10/12/2007                                                                   100,000              99,392
3.250%, 08/15/2005                                                                    50,000              50,416
3.375%, 11/15/2004                                                                   150,000             150,357
4.000%, 05/19/2008                                                                   200,000             201,968
5.250%, 05/13/2005                                                                   150,000             152,880
7.250%, 05/13/2005                                                                   100,000             103,150
                                                                                                  ---------------
                                                                                                         957,362
                                                                                                  ---------------

FEDERAL HOME LOAN MORTGAGE COMPANY - 1.39%
2.875%, 09/15/2005                                                                    50,000              50,263
3.250%, 10/22/2015                                                                   100,000              98,795
5.250%, 01/15/2006                                                                   150,000             155,242
                                                                                                  ---------------
                                                                                                         304,300
                                                                                                  ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.34%
2.875%, 10/15/2005                                                                   150,000             150,906
5.500%, 02/15/2006                                                                   200,000             208,035
5.550%, 09/10/2015                                                                   150,000             150,728
                                                                                                  ---------------
                                                                                                         509,669
                                                                                                  ---------------

U. S. TREASURY OBLIGATIONS - 8.11%
U. S. Treasury Bill, 10/21/2004                                                      250,000             249,821
U. S. Treasury Bill, 11/12/2004                                                      500,000             499,114
U. S. Treasury Inflationary Index Note, 3.375%, 01/15/2007                           179,325             191,647
U. S. Treasury Inflationary Index Note, 3.500%, 01/15/2011                           217,656             246,419
U. S. Treasury Inflationary Index Note, 3.625%, 01/15/2008                           175,863             192,920
U. S. Treasury Inflationary Index Note, 3.875%, 01/15/2009                           173,241             195,079
U. S. Treasury Inflationary Index Note, 4.250%, 01/15/2010                           168,870             196,041
                                                                                                  ---------------
                                                                                                       1,771,041

TOTAL U. S. GOVERNMENT AGENCY & TREASURY OBLIGATIONS (COST $3,955,337)                                 3,990,438
                                                                                                  ---------------

TOTAL FIXED INCOME SECURITIES (COST $8,411,386)                                                        8,483,979
                                                                                                  ---------------

PREFERRED STOCKS - 0.24%                                                            Shares
                                                                                 ------------

BAC Capital Trust, 7.000%                                                              2,000             52,420
                                                                                                  ---------------

TOTAL PREFERRED STOCKS (COST $50,320)                                                                    52,420
                                                                                                  ---------------

See accompanying notes which are an integral part of the financial statements.
                                       10

WELDON EQUITY & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2004 (UNAUDITED)

EXCHANGE-TRADED MUTUAL FUNDS - 2.71%                                                SHARES             VALUE
                                                                                 ------------     ---------------

iShares Dow Jones Select Dividend Index Fund                                           3,500       $    200,690
iShares Dow Jones U. S. Real Estate Index Fund                                         1,000            107,960
iShares Russell 2000 Index Fund                                                        1,250            142,525
iShares MSCI EAFE Index Fund                                                           1,000            141,410
                                                                                                  ---------------

TOTAL EXCHANGE-TRADED MUTUAL FUNDS (COST $582,015)                                                      592,585
                                                                                                  ---------------

MONEY MARKET SECURITIES - 4.61%

First American Government Obligations Fund - Class A, 0.80%  (b)                   1,005,570           1,005,570
                                                                                                  ---------------

TOTAL MONEY MARKET SECURITIES (COST $1,005,570)                                                        1,005,570
                                                                                                  ---------------

TOTAL INVESTMENTS (COST $21,190,942) - 99.15%                                                         21,641,275
                                                                                                  ---------------

OTHER ASSETS IN EXCESS OF LIABILTIES - 0.85%                                                             184,936
                                                                                                  ---------------

TOTAL NET ASSETS - 100.00%                                                                        $    21,826,211
                                                                                                  ===============

(a)  Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at September 30, 2004.


See accompanying notes which are an integral part of the financial statements.
                                       11

WELDON EQUITY & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)



ASSETS
Investments in securities, at value (cost $21,190,942)                                                        $ 21,641,275
Receivable for fund shares sold                                                                                    101,027
Interest receivable                                                                                                 92,891
Receivable for investments sold                                                                                     25,318
Dividends receivable                                                                                                16,913
Prepaid expenses                                                                                                    14,455
                                                                                                            ---------------
     TOTAL ASSETS                                                                                               21,891,879
                                                                                                            ---------------

LIABILITIES
Payable for investments purchased                                                                                   25,950
Accrued expenses                                                                                                    22,738
Payable to advisor                                                                                                  16,980
                                                                                                            ---------------
     TOTAL LIABILITIES                                                                                              65,668
                                                                                                            ---------------

NET ASSETS                                                                                                    $ 21,826,211
                                                                                                            ===============

NET ASSETS CONSIST OF:
Paid in capital                                                                                               $ 21,411,178
Accumulated undistributed net investment income                                                                     16,693
Accumulated net realized (loss) from investment transactions                                                       (51,993)
Net unrealized appreciation on investments                                                                         450,333
                                                                                                            ---------------

NET ASSETS                                                                                                    $ 21,826,211
                                                                                                            ===============

Shares outstanding (unlimited number of shares authorized)                                                       2,136,413
                                                                                                            ---------------

Net Asset Value,
offering price and redemption price per share                                                                $       10.22
                                                                                                            ===============


See accompanying notes which are an integral part of the financial statements.
                                       12

WELDON EQUITY & INCOME FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED) (A)



INVESTMENT INCOME
Interest Income                                                                                                   $ 81,013
Dividend Income                                                                                                     70,244
                                                                                                               ------------
  TOTAL INCOME                                                                                                     151,257
                                                                                                               ------------

EXPENSES
Investment advisor fee                                                                                              96,254
Administration expenses                                                                                             12,474
Fund accounting expenses                                                                                            10,395
Transfer agent expenses                                                                                              9,221
Audit expenses                                                                                                       6,744
Insurance expenses                                                                                                   6,014
Registration expenses                                                                                                5,648
Legal expenses                                                                                                       4,305
Custodian expenses                                                                                                   3,229
Pricing expenses                                                                                                     2,843
Printing expenses                                                                                                    1,664
Miscellaneous expenses                                                                                               1,096
                                                                                                               ------------
  TOTAL EXPENSES                                                                                                   159,887
Reimbursed expenses (b)                                                                                            (25,323)
                                                                                                               ------------
Net operating expenses                                                                                             134,564
                                                                                                               ------------
Net Investment Income                                                                                               16,693
                                                                                                               ------------


Realized & Unrealized Gain (Loss)
Net realized (loss) on investment securities                                                                       (51,993)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                                        450,333
                                                                                                               ------------
Net realized and unrealized gain on investment securities                                                          398,340
                                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $ 415,033
                                                                                                               ============

(a)   For the period May 3, 2004 (Commencement of Fund Operations) to September
      30, 2004.
(b)   See note 3 to the financial statements.


See accompanying notes which are an integral part of the financial statements.
                                       13

WELDON EQUITY & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     PERIOD ENDED
                                                                                                  SEPTEMBER 30, 2004
                                                                                                   (UNAUDITED) (a)
                                                                                              ---------------------------
OPERATIONS
  Net investment income                                                                         $                 16,693
  Net realized (loss) on investment securities                                                                   (51,993)
  Change in net unrealized appreciation (depreciation)                                                           450,333
                                                                                              ---------------------------
  Net increase in net assets resulting from operations                                                           415,033
                                                                                              ---------------------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from fund shares sold                                                                              21,562,819
  Amount paid for fund shares repurchased                                                                       (251,641)
                                                                                              ---------------------------
  Net increase in net assets resulting
     from share transactions                                                                                  21,311,178
                                                                                              ---------------------------

TOTAL INCREASE IN NET ASSETS                                                                                  21,726,211
                                                                                              ---------------------------

NET ASSETS
  Beginning of period                                                                                            100,000
                                                                                              ---------------------------

  End of period                                                                                 $             21,826,211
                                                                                              ===========================

Accumulated net investment income                                                               $                 16,693
                                                                                              ---------------------------

CAPITAL SHARE TRANSACTIONS
  Shares sold                                                                                                  2,151,565
  Shares repurchased                                                                                             (25,152)
                                                                                              ---------------------------

  Net increase from capital share transactions                                                                 2,126,413
                                                                                              ===========================


(a)   For the period May 3, 2004 (Commencement of Fund Operations) to September
      30, 2004.

See accompanying notes which are an integral part of the financial statements.
                                       14

WELDON EQUITY & INCOME FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 PERIOD ENDED
                                                                              SEPTEMBER 30, 2004
                                                                               (UNAUDITED) (a)
                                                                           -------------------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                                         $                10.00
                                                                           -------------------------
Income from investment operations:
  Net investment income                                                                        0.01
  Net realized and unrealized gain                                                             0.21
                                                                           -------------------------
Total from investment operations                                                               0.22
                                                                           -------------------------

Net asset value, end of period                                               $                10.22
                                                                           =========================

TOTAL RETURN                                                                                  2.20% (a) (b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                              $               21,826
Ratio of expenses to average net assets                                                       1.75% (c)
Ratio of expenses to average net assets
   before waiver & reimbursement                                                              2.08% (c)
Ratio of net investment income to
   average net assets                                                                         0.22% (c)
Ratio of net investment income to
   average net assets before waiver & reimbursement                                           (0.11)(c)
Portfolio turnover rate                                                                       3.09%

(a) For the period May 3, 2004 (Commencement of Fund Operations) to September 30, 2004.
(b)   Not annualized.
(c)   Annualized.


See accompanying notes which are an integral part of the financial statements.

                           WELDON EQUITY & INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

NOTE 1.  ORGANIZATION

Weldon Capital Funds, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation filed on February 5, 2004. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently has one series, the Weldon Equity & Income Fund (the "Fund"), which has one class of shares. The Fund was organized as a diversified series of the Company. The Fund's registration statement was declared effective by the Securities and Exchange Commission on April 1, 2004. The Fund commenced operations on May 3, 2004. The Board of Directors of the Company (the "Board") has authority to issue multiple classes of shares and new series of the Company. The investment objective of the Fund is long-term capital growth and income. The Fund's investment advisor is Weldon Capital Management, Ltd. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor according to guidelines established by the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security's true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes - The Fund's policy is to continue to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                           WELDON EQUITY & INCOME FUND
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company retains Weldon Capital Management, Ltd. to manage the Fund's investments. Under the terms of the respective management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the first $100 million in average daily net assets of the Fund and 1.00% on average daily net assets over $100 million. For the period ended September 30, 2004, the Advisor earned fees, before reimbursement, of $96,254.

The Advisor has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.75% of the Fund's average daily net assets for the initial fiscal year ending March 31, 2005. For the period ended September 30, 2004, the Advisor waived fees of $25,323.

At September 30, 2004, the Advisor was owed $16,980 for its advisory services.

The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For those services Unified receives a monthly fee from the Fund equal to an annual rate of 0.08% of the Fund's average daily net assets under $50 million, 0.06% of the Fund's average daily net assets from $50 million to $100 million, 0.05% of the Fund's average daily net assets from $100 million to $150 million, and 0.02% of the Fund's average daily net assets over $150 million, (subject to a minimum fee of $2,500 per month). For the period ended September 30, 2004, Unified earned $12,474 for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund's transfer agent. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $18.00 per shareholder (subject to a minimum monthly fee of $1,250), plus out-of-pocket expenses, for these transfer agency services. For the period ended September 30, 2004, Unified earned fees of $6,238 for transfer agent services provided to the Fund and $2,983 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund.

                           WELDON EQUITY & INCOME FUND
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.04% of the Fund's assets up to $50 million, 0.03% of the Fund's assets from $50 million to $100 million, 0.02% of the Fund's assets from $100 million to $150 million, and 0.01% of the Fund's net assets over $150 million (subject to a monthly minimum fee of $2,083). For the period ended September 30, 2004, Unified earned $10,395 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc., (the "Distributor") a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Fund for the period ended September 30, 2004.

NOTE 4.  INVESTMENTS

For the period ended September 30, 2004, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

                 PURCHASES
                      U.S. Government Obligations $ 3,167,733
                      Other                        16,114,909
                 SALES
                      U.S. Government Obligations              $ 200,000
                      Other                                      296,748

As of September 30, 2004, the net unrealized appreciation/(depreciation) of investments for tax purposes was as follows:

                  Gross Appreciation                             $ 742,901
                  Gross (Depreciation)                            (292,568)
                                                           ----------------
                  Net Appreciation
                           on Investments                        $ 450,333
                                                           ================

At September 30, 2004, the aggregate cost of securities for federal income tax purposes was $21,190,942.

NOTE 5.  ESTIMATES

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           WELDON EQUITY & INCOME FUND
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)


NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2004, National Financial Securities Corp. ("National Financial") held 56.72% and Charles Schwab & Co., Inc. ("Schwab") held 42.08% of the Fund's shares in omnibus accounts for the benefit of others. As a result, National Financial and Schwab may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The Fund paid no distributions during the period ended September 30, 2004.

                                  PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the period ended June 30, 2004, are available without charge upon request (1) by calling the Fund at (800) 506-9245 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

DIRECTORS
Douglas G. Ciocca
Scott A. Sadaro
Alan M. Farris
David M. Brown
Anthony L. Tocco

OFFICERS
Douglas G. Ciocca, President and Chief Executive Officer
Scott A. Sadaro, Secretary, Treasurer and Chief Financial Officer
Carol D. Sloan, Chief Compliance Officer

INVESTMENT ADVISOR
Weldon Capital Management, Ltd.
4747 W. 135th Street, Suite 100
Leawood, Kansas  66224

DISTRIBUTOR
Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson
Chicago, Illinois  60604

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, Missouri 63101

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204



This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member NASD/SIPC

Item 2. Code of Ethics.   NOT APPLICABLE

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE

Item 4. Principal Accountant Fees and Services.  NOT APPLICABLE

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE

Item 6.  Schedule of Investments.  NOT APPLICABLE - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE

Item 8.  Purchases of Equity Securities by Closed-End Funds.  NOT APPLICABLE

Item 9.  Submission of Matters to a Vote of Security Holders.  NOT APPLICABLE

Item 10.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of November 8, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not Applicable

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)   Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Weldon Capital Funds, Inc.

By         /s/Douglas G. Ciocca
    ----------------------------------------------------------------------------
         Douglas G. Ciocca, President

Date       11/12/04
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Douglas G. Ciocca
   -----------------------------------------------------------------------------
         Douglas G. Ciocca, President

Date       11/12/04
     ---------------------------------------------------------------------------

By        /s/ Scott A. Sadaro
   -----------------------------------------------------------------------------
         Scott A. Sadaro, Chief Financial Officer and Treasurer

Date      11/12/04
    ----------------------------------------------------------------------------